UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):August 4, 2011 (August 1, 2011)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	— Entry into a Material Definitive Agreement.
Registration Rights Agreement
     In connection with completing the acquisition (the “CMP Acquisition”) of Cumulus Media Partners, LLC (“CMP”), as described in Item 2.01 of this report, Cumulus Media Inc. (“we”, or the “Company”) entered into a Registration Rights Agreement, dated August 1, 2011 (the “2011 Registration Agreement”), with each of the CMP Sellers (as defined in Item 2.01 below), each of Banc of America Capital Investors SBIC, L.P. (“BACI”) and BA Capital Company, L.P. (“BA Capital” and, together with BACI, the “BofA Entities”), and each of Lewis W. Dickey, Jr., our Chairman, President and Chief Executive Officer, John W. Dickey, our Executive Vice President and Co-Chief Operating Officer, their brothers David W. Dickey and Michael W. Dickey, their father, Lewis W. Dickey, Sr., and an affiliated entity, DBBC, LLC (collectively, the “Dickey Stockholders”). Each of the BofA Entities and the Dickey Stockholders are parties to certain previously disclosed existing registration rights agreements with the Company (the “Existing Registration Agreements”). In connection with the CMP Acquisition, the BofA Entities and the Dickey Stockholders agreed to terminate the Existing Registration Agreements and the respective rights to which they were entitled thereunder, in exchange for certain rights granted to them under the 2011 Registration Agreement.
     Pursuant to the 2011 Registration Agreement, we have agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement that will cover the resale, on a continuous basis, of all of the shares of our Class A common stock issued to the CMP Sellers in connection with the CMP Acquisition or upon conversion of shares of our Class D common stock issued in the CMP Acquisition or upon exercise of the Restated Warrants (as defined below). We have agreed to file the registration statement, and to use our reasonable best efforts to cause it to be declared effective by the SEC, by May 1, 2012, the nine-month anniversary of the closing of the CMP Acquisition. We have agreed to pay all expenses associated with the registration of those shares, excluding any brokers’ commissions or similar fees of securities-industry professionals, and any transfer taxes relating to the sale or disposition of those shares.
     The 2011 Registration Agreement also grants additional rights, called demand registration rights, to each of the CMP Sellers, the BofA Entities and the Dickey Stockholders (collectively, the “Investors”), pursuant to which the Investors can require that we register for resale any shares of our common stock held by such Investors that have not otherwise been registered or sold. The 2011 Registration Agreement also grants customary rights, called piggyback registration rights, to the Investors. The piggyback registration rights allow the Investors to have their shares of our common stock included, in certain circumstances, in registration statements relating to future public offerings of our common stock.
     The foregoing summary of the 2011 Registration Agreement is qualified in its entirety by reference to the 2011 Registration Agreement, a copy of which is filed as Exhibit 4.1 to this report, and which is incorporated herein by reference.
Warrant Exchange Agreement and Restated Warrants
     Also in connection with completing the CMP Acquisition, and as contemplated by the Exchange Agreement governing the CMP Acquisition, CMP Susquehanna Radio Holdings Corp. (“Radio Holdings”), an indirect subsidiary of CMP that is now an indirect subsidiary of the Company, entered into an amended and restated warrant agreement, dated as of August 1, 2011 (the “Restated Warrant Agreement”), with the holders of outstanding warrants to purchase shares of common stock of Radio Holdings. Pursuant to the Restated Warrant Agreement, and subject to the terms and conditions thereof, the previously outstanding warrants were amended and restated (as so amended and restated, the “Restated Warrants”) to no longer be exercisable for shares of common stock of Radio Holdings but instead be exercisable, commencing on May 2, 2012 (the “Exercise Date”) at an exercise price of $.01 per share, for an aggregate of 8,267,968 shares of our Class D common stock (subject to adjustments for rounding for fractional shares), which shares will be in turn convertible in accordance with their terms into shares of our Class A common stock. The Restated Warrants expire upon the earlier to occur of (i) March 26, 2019 and (ii) the later of (A) the 30th day succeeding the redemption in full of all of Radio Holdings’ outstanding Series A preferred stock, and (b) the 90th day succeeding the Exercise Date. In connection with effectuating the Restated Warrant Agreement and the transactions contemplated thereby, the Company and Radio Holdings entered into an agreement

(the “Warrant Exchange Agreement”) pursuant to which we have agreed to issue, as directed by Radio Holdings, the shares of Class D common stock that Radio Holdings will be required to deliver to the holders of the Restated Warrants upon their exercise pursuant to the Restated Warrant Agreement.
     The foregoing summary of the Restated Warrant Agreement and the Warrant Exchange Agreement is qualified in its entirety by reference to the Restated Warrant Agreement and the Warrant Exchange Agreement, copies of which are filed as Exhibits 4.2 and 4.3, respectively, to this report and which are incorporated herein by reference.

Item 2.01	— Completion of Acquisition or Disposition of Assets.
     On August 1, 2011, the Company completed the previously announced CMP Acquisition, in which the Company purchased the remaining equity interests of CMP that the Company did not already own. CMP owns 32 radio stations in nine markets, including San Francisco, Dallas, Houston, Atlanta, Cincinnati, Indianapolis and Kansas City. The Company has operated CMP’s business pursuant to a management agreement since CMP commenced its operations in 2006.
     Pursuant to the terms of an Exchange Agreement, dated January 31, 2010, Cumulus issued 9,945,714 shares of its common stock to affiliates of the three private equity firms (collectively, the “CMP Sellers”) that had collectively owned 75% of CMP — Bain Capital Partners, LLC (“Bain”), The Blackstone Group L.P. (“Blackstone”) and Thomas H. Lee Partners, L.P. (“THL”). Blackstone received 3,315,238 shares of Cumulus’ Class A common stock and, in accordance with Federal Communications Commission broadcast ownership rules, Bain and THL each received 3,315,238 shares of newly authorized non-voting Class D common stock. Cumulus has owned the remaining 25% of CMP’s equity interests since Cumulus, together with Bain, Blackstone and THL, formed CMP in 2005. As a result, CMP became a wholly owned subsidiary of the Company on August 1, 2011.
     Also in connection with the acquisition, currently outstanding warrants to purchase common stock Radio Holdings, of a subsidiary of CMP, were amended and restated to instead become exercisable for up to 8,267,968 shares of common stock of Cumulus.
     On August 1, 2011, the Company issued a press release announcing the completion of the CMP Acquisition, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
     As previously disclosed, contemporaneously with the execution of the Exchange Agreement, each of the Dickey Stockholders entered into a voting agreement with a representative of the CMP Sellers (the “Dickey Voting Agreement”), pursuant to which the Dickeys agreed to vote for the election of a representative designated by Blackstone to the Company’s Board of Directors (such person, the “Blackstone Designee”) until the earlier of (i) the day immediately following the date the directors of the Company who are elected at the third annual meeting of the Company’s stockholders held following the date of the Exchange Agreement commence their terms and (ii) the date on which affiliates of Blackstone as a group cease to own at least a simple majority of the shares of common stock issued to them in the CMP Acquisition. Also as previously disclosed, contemporaneously with the execution of the Exchange Agreement, the BofA Entities entered into a substantially similar voting agreement with the CMP Sellers’ representative (the “BofA Voting Agreement” and, with the Dickey Voting Agreement, the “Voting Agreements”) with respect to the shares of the Company’s common stock that the BofA Entities hold. The BofA Entities also hold 100% of the outstanding shares of the nonvoting Class B Common Stock. Copies of the Voting Agreements are filed as Exhibits 99.2 and 99.3 to this report.
     As previously announced, on January 31, 2010, David M. Tolley, a Senior Managing Director of Blackstone, joined the Board of Directors of the Company. Mr. Tolley was appointed as the Blackstone Designee in accordance with the Exchange Agreement, which provided that the Company must take all necessary actions to appoint the Blackstone Designee as a member of the Company’s Board of Directors, subject to a written agreement to promptly resign in the event the Exchange Agreement were terminated prior to the consummation of the Exchange.
     In accordance with the terms of the Exchange Agreement, for each of the Company’s next three successive annual stockholders’ meetings, commencing with the 2011 annual meeting, the Company’s Board of Directors is obligated to nominate the Blackstone Designee for election, until such time as affiliates of Blackstone as a group cease to beneficially own at least one-half of the aggregate amount of the Company’s common stock that they receive upon consummation of the CMP Acquisition. As described above, in accordance with the Voting Agreements, the Dickeys and the BofA Entities have agreed to vote their shares of the Company’s common stock in favor of the election of the Blackstone Designee.
     In accordance with the Exchange Agreement, the Blackstone Designee is entitled to the same compensation, and same indemnification in connection with his or her role as a director as the other members of the Company’s Board of Directors.
     A limited partnership in which Mr. L. Dickey, Jr., Mr. J. Dickey and other members of the Dickey family indirectly own a 1/3 equity interest, but that is not otherwise affiliated with us or CMP, is the beneficial holder of Restated Warrants that, under the Restated Warrant Agreement, will be exercisable on the Exercise Date for a total of 2,985,278 shares of our Class D common stock. In connection with and as a result of the effectiveness of the Restated Warrant Agreement, these members of the Dickey family may be deemed to beneficially own 995,092 additional shares of our common stock beginning on the date that is 60 days prior to the Exercise Date.

Item 3.02	— Unregistered Sales of Equity Securities.
     To the extent required, the information set forth under the heading “Warrant Exchange Agreement and Restated Warrants” in Item 1.01, and in the first three paragraphs of Item 2.01, of this report is incorporated into this Item 3.02 by this reference. In reliance upon certain representations and warranties made by the CMP Sellers in the Exchange Agreement, the securities were issued pursuant to the exemption from registration under the Securities Act of 1933 available under Section 4(2) of such act.

Item 5	— Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 29, 2011, at the Company’s 2011 annual meeting of stockholders, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors, adopted an Amended and Restated Certificate of Incorporation (the “Restated Charter”) to, among other things, increase the total number of shares of authorized capital stock from 270,262,000 to 300,000,000, create a new class of non-voting common stock designated as Class D common stock, and eliminate certain governance and approval rights that were previously applicable to our existing non-voting Class B common stock, all as was described in the Company’s proxy statement for the annual meeting.
     The foregoing description of the Restated Charter is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Restated Charter, a copy of which is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07	— Submission of Matters to a Vote of Security Holders
     The 2011 annual meeting of stockholders of the Company was held on July 29, 2011. Each of Lewis W. Dickey, Jr., Ralph B. Everett, Eric P. Robison and David M. Tolley were reelected for a one-year term as directors of the Company by the holders of the Company’s Class A Common Stock and Class C Common Stock, voting together as a single class.
     Pursuant to a voting agreement entered into in 1998 with the holders of our Class C Common Stock, Robert H. Sheridan III was designated to serve as a director by one of our principal stockholders, BA Capital Company, L.P. (“BA Capital”). The holders of our Class C Common Stock, voting as a single class, are obligated under the voting agreement to elect Mr. Sheridan to the board and, pursuant to an action of the sole holder of the Class C Common Stock taken immediately prior to the 2011 annual stockholders’ meeting, Mr. Sheridan was reelected for a one-year term as a director of the Company. Pursuant to the Company’s certificate of incorporation, the holders of the Class A Common Stock are not entitled to vote for BA Capital’s designee to the board of directors.
     The results of voting on the proposals submitted for approval at the stockholders’ meeting were as follows:
     Proposal No. 1 (Amended and Restated Certificate of Incorporation):

For	Against	Abstain	Non Votes
32,873,799	510,810	769,017	- 0 -
     Proposal No. 2 (Issuance of Shares of Common Stock in the CMP Acquisition):

For	Against	Abstain	Non Votes
28,049,371	105,828	979,856	5,018,571
     Proposal No. 3 (Election of Directors):

Nominee	For	Withheld	Non Votes
Lewis W. Dickey, Jr.	27,276,652	1,858,403	5,018,571
Ralph B. Everett	29,037,203	97,852	5,018,571
Eric P. Robison	29,037,202	97,853	5,018,571
David M. Tolley	29,037,407	97,648	5,018,571
     Proposal No. 4 (Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011):

For	Against	Abstain	Non Votes
34,050,173	91,217	12,236	-0-

Item 9.01	— Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     As permitted by Item 9.01(a)(4) of Form 8-K, the Company will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this report not later than seventy-one (71) calendar days after the date this report must be filed.
     (b) Pro Forma Financial Information
     As permitted by Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this report not later than seventy-one (71) calendar days after the date this report must be filed.
     (d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cumulus Media Inc., as amended through July 29, 2011.
4.1	Registration Rights Agreement, dated as of August 1, 2011, by and among the Company and the Stockholders (as defined therein) that are parties thereto.
4.2	Amended and Restated Warrant Agreement, dated as of August 1, 2011, between CMP Susquehanna Holdings Corp. (“Radio Holdings”) and Computershare Trust Company, N.A., as Warrant Agent.
4.3	Warrant Exchange Agreement, dated as of July 31, 2011, between the Company and Radio Holdings.
99.1	Press release, dated August 1, 2011
99.2	Voting Agreement dated January 31, 2011 by and among the Dickey Stockholders and Blackstone FC Communications Partners L.P., as Sellers’ representative.
99.3
Voting Agreement and Consent, dated January 31, 2011, by and among the BofA Entities and the Representative (the “Representative”) (incorporated by reference to Exhibit 99.2 of the Schedule 13D/A filed by the BofA Entities on February 2, 2011).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/J.P. Hannan
	Name:	J.P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: August 4, 2011

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Cumulus Media Inc., as amended through July 29, 2011.
4.1	Registration Rights Agreement, dated as of August 1, 2011, by and among the Company and the Stockholders (as defined therein) that are parties thereto.
4.2	Amended and Restated Warrant Agreement, dated as of August 1, 2011, between CMP Susquehanna Holdings Corp. (“Radio Holdings”) and Computershare Trust Company, N.A., as Warrant Agent.
4.3	Warrant Exchange Agreement, dated as of July 31, 2011, between the Company and Radio Holdings.
99.1	Press release, dated August 1, 2011
99.2	Voting Agreement dated January 31, 2011 by and among the Dickey Stockholders and Blackstone FC Communications Partners L.P., as Sellers’ representative (the “Representative”).